1
SECURITIES PURCHASE AGREEMENT
SECURITIES PURCHASE

AGREEMENT

(the

“
Agreement
”),

dated as

of March

22, 2022,

among
NET1
UEPS

TECHNOLOGIES,

INC.
,

a

public

company

incorporated

in

the

State

of

Florida

(the

“
Company ”), NET1
APPLIED TECHNOLOGIES SOUTH

AFRICA PROPRIETARY LIMITED
, a private company

incorporated in the
Republic of

South Africa (“
Net1 SA ”), and
VALUE

CAPITAL

PARTNERS

PROPRIETARY

LIMITED
, a

private
company incorporated in

the Republic of

South Africa (“
VCP
”), for

itself and in

its capacity

as investment manager

of
the Funds.

Capitalized terms used herein and not otherwise defined herein are defined in Section
6

hereof.
WHEREAS
,

subject

to

the

terms

and

conditions set

forth

in

this

Agreement, VCP

wishes

to

procure that

the
Funds purchase

from the

Company and

the Company

wishes to

issue and

sell to

the Funds,

up to

Three Hundred

Fifty
Million South African Rand (ZAR 350 million or

its U.S. dollar equivalent) of the Company’s

common stock, par value
$0.001

per

share

(including

any

class

of

shares

having

substantially

the

same

rights

following

any

reorganization,
recapitalization, non-cash dividend,

stock split, reverse

stock split or

other similar transaction)

(the “
Common Stock ”),
as determined in accordance with this Agreement.

The shares of Common Stock to be issued to the Funds in connection with

any purchase

of

Common Stock

pursuant to

Section
1

of

this Agreement

shall be

issued from

the

South African
branch register and are referred to as the “ Securities
”.

NOW THEREFORE , the parties hereto agree as follows:
1. PURCHASE OF SECURITIES.
Subject to the terms and conditions set forth in this Agreement, VCP has the obligation to procure that the Funds will subscribe for, and the Company has the obligation to issue and sell to the Funds,

Common Stock as follows:
(a)
Effectiveness.

The obligation

of the

parties hereunder

shall be

subject to

satisfaction of

the following
conditions precedent by no later than the Longstop Date:
(i)
the acquisition transactions

contemplated by the

Sale Agreement shall

have been consummated
such that the Closing shall have occurred; and
(ii) the Company and VCP shall have entered into Amendment No. 2 to the Cooperation Agreement between the Company

and
VCP, which Amendment No. 2 shall be

substantially in the

form of Exhibit A

attached
hereto.
(b)
The Party’s

Obligations.

The Company

shall, as

soon as

practicably possible

after the

occurrence of

a
Trigger

Event (as

defined below),

notify VCP

in writing

of such

Trigger Event

and of

its election

for a

subscription to
occur pursuant to

the terms of

this Agreement.

Subject to the

terms and conditions

of this Agreement

and after satisfaction
of the conditions precedent set forth in Section 1(a) above (the date of such satisfaction of such conditions precedent, the
“
Commencement

Date
”),

in

the

event

of

a

Trigger

Event

(as

defined

below)

and

the

notification

described

in

the
preceding sentence,

VCP shall procure that

one or more of

the Funds (the “
Purchasing Funds
”) will (in such

proportions
as VCP will promptly

communicate in writing

to the Company),

subscribe for, and the Company

shall have the obligation
to issue and sell to the Purchasing Funds, Common Stock if (i) an Event of

Default occurs (a “
Default Trigger Event ”),
(ii) Net1

SA fails

to pay

all outstanding

amounts in

respect of

Facility H

on the

Maturity Date

(a “
Facility H

Trigger
Event
”), or

(iii) the

market capitalization

of the

Company on

the Principal

Market (based

on the

closing price

on such
exchange) falls

and remains

below the

U.S. dollar

equivalent of

Two

Billion Six

Hundred Million

South African

Rand
(ZAR 2,600,000,000) on more than one

day (a “
Net 1 Market Price Trigger

Event
”, and each of a

Net 1 Market Price
Trigger Event, a Default Trigger Event and a Facility H

Trigger Event, being referred to as a “
Trigger Event ”). The U.S.
dollar equivalent market capitalization shall be calculated and converted into South African Rand in accordance with the following formula:
(x) ONS multiplied by (y) “X” multiplied by (z) “ER”

where “ONS”

is the

outstanding number

of shares

of Common

Stock on

the date

of determination;

“X” is

the
closing price of the

Company’s Common Stock on

the Principal Market on the

date of determination;

and “ER”
is the rate at which

ZAR may be exchanged

into U.S. dollars, as

set forth at the

closing of the Principal Market

on
the date of determination on the Reuters World Currency Page “FX=” for ZAR.

Exhibit 10.58

In the event of a Trigger Event, VCP shall procure

that the Purchasing Funds pay, in accordance with Section
1
(c)

below,
ZAR 350,000,000

(the “
Purchase Amount
”) for

the purchase

(the “
Purchase
”) of

such number

of shares

of Common
Stock (the “ Securities
”) as results from the application of the following formula:

(x) 350,000,000 divided by (y) the product of (a) “ER” multiplied by (b) “Y”
where “ER”

is the

rate at

which ZAR

may be

exchanged into

U.S. dollars,

as set

forth at

the closing

of the

Principal
Market on the Determination Date (as defined below) on the Reuters World Currency Page “FX=” for ZAR; and
“Y” is the volume weighted average price of Common

Stock on the Principal Market on the Determination Date.

(c)
Payment for Common Stock.

In the event of a

Default Trigger Event or

a Facility H Trigger

Event, the
date of determination

of such number

of shares of

Common Stock shall

be five (5)

Business Days (the

“
Default Event
Determination Date
”) after the date

of release by the

Company (after such Default

Trigger Event or

Facility H Trigger
Event) of

its most

recent quarterly

results advising

shareholders of

the occurrence

of such

Default Trigger Event

or Facility
H Trigger Event.

In the event of a Net 1 Market Price Trigger Event, the date of determination of such number of shares of Common Stock (the

“
Market Event Determination Date
” and together with

the Default Event

Determination Date,
the

“
Determination

Date
”)

shall

be

the

date

of

the

Net

1

Market

Price

Trigger

Event.

VCP

shall

procure

that

the
Purchasing Funds pay to the Company

an amount equal to the Purchase

Amount as full payment for

such Common Stock
via wire

transfer of

immediately available

funds in

ZAR into

a ZAR

denominated non-resident

bank account

in South
Africa within no more than twenty (20) Business Days of any Determination Date.

Upon receipt by the Company of full
payment of

the Purchase

Amount related

to such

Purchase, the

Company shall

promptly deliver

notice to

the Transfer
Agent

of

the

Purchase,

including

instructions

to

the

Transfer

Agent

to

promptly

issue

the

Securities

to

each

of

the
Purchasing Funds in such number

as may be stipulated

in such instruction. Should

a Default Trigger Event or a

Facility H
Trigger

Event occur,

and before the

Default Event Determination

Date,

a Net 1

Market Price Trigger

Event occurs, the
subscription pursuant to the Net 1 Market Price Trigger Event shall apply to the exclusion of the subscription pursuant to either a Default Trigger Event or a

Facility H Trigger Event.

All payments made under this Agreement shall be made in
lawful money

of the

Republic of

South Africa

via wire

transfer of

immediately available

funds to

such account

in the
Republic

of

South

Africa

as

the

Company may

from

time

to

time

designate

by

written

notice in

accordance

with

the
provisions of this Agreement.

Whenever any amount expressed to

be due by the

terms of this Agreement

is due on any
day that

is not

a Business

Day,

the same

shall instead

be due

on the

next succeeding

day that

is a

Business Day.

The
Company shall procure that the Securities

are listed on the South African

branch of the securities register maintained by
the Company.
(d)
Use

of

Proceeds.

The

Company

and

Net1

SA

shall

use

the

net

proceeds

from

the

sale

of

Securities
hereunder to settle Facility H, and Facility G, in accordance with the terms thereof.
(e)
Purchase Limitation.

Notwithstanding anything else herein to the contrary,

the Company shall not issue
or sell

shares of

Common Stock

and VCP

shall not

purchase any

shares of

Common Stock

and VCP

shall procure

that
none of the

Funds will subscribe

for any shares

of Common Stock

in any such

issuance,

which, in the

aggregate, are in
excess of the Share Cap without Requisite Stockholder Approval.
2.
VCP’S REPRESENTATIONS

AND WARRANTIES.
VCP represents and warrants to the Company that as of the date hereof and as of the Commencement Date:
(a)
VCP

Status.

VCP

has

discretionary

authority

to

act

on

behalf

of

the

Funds

and

has

full

investment
authority to commit the Funds’

respective capital to give effect to the terms hereof.
(b)
Investment

Purpose.

VCP

is

entering

into

this

Agreement

for

itself

and

on

behalf

of

the

Funds

and
acquiring the Securities for the account of

the Purchasing Funds for investment only and

not with a view towards, or for
resale in connection with, the public sale or distribution thereof.
(c)
Accredited Investor Status.

Each of VCP

and the Funds

is an “accredited

investor” as that

term is defined
in Rule 501 of Regulation D of the 1933 Act.
(d)
Reliance on

Exemptions.

VCP,

as manager

of

the Funds,

understands that

the Securities

are being

offered
and sold to

the Purchasing Funds in

reliance on specific exemptions

from the registration requirements

of United States
federal

and

state

securities

laws

and

that

the

Company

is

relying

in

part

upon

the

truth

and

accuracy

of,

and

VCP’s
compliance

with,

the

representations,

warranties,

agreements,

acknowledgments and

understandings

of

VCP

set

forth
herein in order to determine the availability of such exemptions and the eligibility of the Purchasing Funds to acquire the
Securities.

(e)
Information.

VCP has been furnished with all materials relating to the business, finances and operations of the Company and materials

relating to the offer and sale of

the Securities that have been

reasonably requested by VCP,
including, without limitation, all

reports, schedules, forms, statements and

other documents required to

be filed with the
SEC

pursuant

to

the

reporting

requirements

of

the

1934

Act

(including

all

exhibits

included

therein

and

financial
statements and schedules thereto and documents

incorporated by reference therein).

VCP understands that its investment
in the Securities

involves a

high degree of

risk.

VCP has such

knowledge and

experience in financial

and business

matters
that it is capable

of evaluating the

merits and risks of

the proposed investment

in the Securities

and has had an

opportunity
to ask questions of and

receive answers from the officers

of the Company concerning

the financial condition and

business
of the

Company and

other matters

related to

an investment

in the

Securities.

Neither such

inquiries nor

any other

due
diligence investigations conducted by VCP or its representatives shall modify, amend or affect VCP’s right to rely on the
Company’s representations and warranties contained in Section
3

below.

VCP has sought such accounting, legal and tax
advice as it has

considered necessary to make an informed

investment decision with respect to

procuring the acquisition
by the Purchasing Funds of the Securities.
(f)
No Governmental Review.

VCP,

as manager of

the Funds,

understands that no United States federal or
state agency

or any

other government

or governmental

agency has

passed on

or made

any recommendation

or endorsement
of the Securities or the fairness or suitability of the investment in the

Securities nor have such authorities passed upon or
endorsed the merits of the transaction of the Securities.
(g)
Transfer or

Sale.

VCP,

as manager of

the Funds, understands

that: (i) the

Securities have not

been and
are not being registered under the 1933 Act or any

state securities laws, and may not be offered for sale,

sold, assigned or
transferred unless (A)

subsequently registered thereunder

or (B) an

exemption exists permitting

such Securities to

be sold,
assigned or transferred without

such registration; (ii)

any sale of the

Securities made in

reliance on Rule 144

may be made
only in accordance with the

terms of Rule 144 and

further, if Rule 144 is not applicable,

any resale of the Securities

under
circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as
that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules
and

regulations of

the

SEC thereunder;

and (iii)

neither the

Company nor

any

other person

is

under any

obligation to
register the Securities under

the 1933 Act or

any state securities laws

or to comply with the

terms and conditions of any
exemption thereunder.
(h)
Organization.

Each of VCP

and, to the

best of

VCP’s knowledge and

belief, each

of the Funds

is a limited
liability

company,

limited

liability

partnership,

investment

scheme

in

hedge

funds

or

pension

fund

organization

duly
organized and

validly existing

in good

standing under

the laws

of the

jurisdiction in

which it

is organized,

and has

the
requisite organizational power and authority to own its properties and to carry on its business as now being conducted.

(i)
Authorization; Vali

dity; Enforcement.

This Agreement has

been duly and

validly authorized, executed
and delivered

on behalf

of VCP

(by means

of VCP’s

signature therefor)

and is

a valid

and binding

agreement of

VCP
enforceable against VCP in

accordance with its terms,

subject as to

enforceability to (i) general

principles of equity and
to

applicable

bankruptcy,

insolvency,

reorganization,

moratorium,

liquidation

and

other

similar

laws

relating

to,

or
affecting generally, the enforcement

of applicable

creditors’ rights and

remedies and (ii)

public policy underlying

any law,
rule

or

regulation

(including

any

federal

or

state

securities

law,

rule

or

regulation)

with

regards

to

indemnification,
contribution

or

exculpation.

The

approval,

implementation,

execution

and

delivery

of

this

Agreement

and

the
consummation by VCP

and the Funds of

the transactions contemplated

hereby does not

conflict with VCP’s or, to the

best
of VCP’s

knowledge and belief, the Funds’ certificate of organization or operating agreement or similar documents, and
do not require further consent

or authorization by VCP

or, to the best of VCP’s knowledge and belief,

the Funds, or either
of their managers or members.
(j)
No Prior Short Selling.

VCP represents and warrants to the Company that at no time prior to the date of this Agreement has

any of VCP

, its agents,

representatives or affiliates

engaged in or

effected, in any manner

whatsoever,
directly or indirectly,

for itself or on behalf

of the Funds any

(i) “short sale” (as such

term is defined in

Section 242.200
of Regulation

SHO of the

1934 Act)

of the

Securities or (ii)

hedging transaction, which

establishes a

net short

position
with respect to the Securities.
3.
REPRESENTATION

S

AND WARRANTIES OF THE COMPANY.
The Company represents and warrants to VCP that as of the date hereof and as of the Commencement Date:
(a)
Organization.

The Company is a corporation duly organized and validly existing in good standing under
the laws

of the jurisdiction

in which

it is

organized, and has

the requisite organizational

power and authority

to own

its
properties and to carry on its business as now being conducted.

(b)
Authorization; Validity

;

Enforcement.

The Company has the requisite power and authority to enter

into
and perform

its obligations

under this

Agreement and

to issue

the Securities

in accordance

with the

terms hereof.

The
execution and delivery of this

Agreement by the Company and the

consummation by it of the transactions

contemplated
hereby,

including

without

limitation

the

issuance

of

the

Securities

issuable

under

this

Agreement,

have

been

duly
authorized by the board of directors of the Company (the “ Board of Directors ”) or a duly authorized committee thereof, do not conflict with

the Company’s articles of incorporation

or bylaws, and

do not require

further consent or

authorization
by the Company, its Board of Directors or its shareholders.

This Agreement has been duly executed

and delivered by the
Company.

This Agreement constitutes

the valid and

binding obligation of

the Company enforceable

against the Company
in accordance with its terms, except

as such enforceability may be

limited by (i) general principles

of equity or applicable
bankruptcy,

insolvency,

reorganization,

moratorium,

liquidation

or

similar

laws

relating

to,

or

affecting

generally,

the
enforcement of creditors’ rights and remedies and (ii) public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) with regards to indemnification, contribution or exculpation.

(c)

Issuance

of

Securities.

The

Securities

have

been

duly

authorized

and,

upon

issuance

and

payment
therefore in accordance with the terms hereof, shall be (i)

validly issued, fully paid and non-assessable and (ii) free from all liens, charges and other encumbrances with respect to the issuance thereof.
(d)
Third-Party Authorization.

The Company

has obtained

all such

approvals, authorizations,

permissions
and consents

as may

be required

under applicable

law, rules and

regulations in

order to

enter into,

implement and

otherwise
give effect to this Agreement.
4. COVENANTS.
(a)
Payment

of

Commitment

Fee.

Net1

SA

shall

pay

VCP,

for

the

benefit

of

the

Purchasing

Funds,

a
commitment fee in an amount equal

to Five Million Two Hundred Fifty Thousand South African

Rand (ZAR 5,250,000),
excluding VAT,

in aggregate,

free of exchange and

bank charges and without

deduction or set-off of

any nature,

which
fee shall become due and payable on the date of first draw down by Net1 SA under the Loan Facilities.
(b)
Filing of Form 8-K.

The Company agrees that it shall, within the time required

under the 1934 Act, file
a Report on Form 8-K disclosing this Agreement and the transaction contemplated hereby.

(c)
Blue Sky.

The Company shall

take such action,

if any,

as is reasonably

necessary in order

to obtain an
exemption for or to

qualify the sale of

the Securities by the

Purchasing Funds under applicable securities

or “Blue Sky”
laws of the

states of the

United States in such

states; provided, however,

that the Company shall

not be obligated to

file
any general

consent to

service of

process or

to qualify

as a

foreign corporation

or as

a dealer

in securities

in any

jurisdiction
in which it is not

so qualified or to subject itself to

taxation in respect of doing business in

any jurisdiction in which it is
not otherwise so subject.
(d)
Limitation

on

Short

Sales

and

Hedging

Transactions.

VCP

on

its

own

behalf

and

on

behalf

of

the
Purchasing

Funds

agrees

that

beginning

on

the

date

of

this

Agreement

and

ending

on

the

date

of

termination

of

this
Agreement

as

provided

in

Section
7(j)
,

VCP

and

its

agents,

representatives

and

affiliates

shall

not

in

any

manner
whatsoever enter into

or effect,

directly or indirectly,

any (i) “short

sale” (as such

term is defined

in Section 242.200

of
Regulation SHO of the 1934 Act) of the Securities or (ii) hedging transaction, which establishes a net short position with respect to the Securities.
(e)
Minimum Holdings of Company.

VCP undertakes, for so long as any

the Loan Facilities have not been
settled in full, that the Funds

will not sell any shares if the

result of the sale would be

that the Funds together shall cease
to

Beneficially

Own

at

least

twenty

percent (20%)

of

the

issued

and

outstanding

shares

of

the

Common

Stock

of

the
Company.
(f)
Amendments to Financing Agreements.

The Company and

Net1 SA agree

that they will

not effect any
amendments to

the agreements containing

the Loan

Facilities, to the

extent
that any

such amendments would

adversely
affect VCP’s obligations under this Agreement, without the prior written consent of VCP.
(g)
Disposition of Securities.

VCP shall not exercise any of

its powers and rights in respect of

the Funds to
sell or

transfer any

Securities except

as provided

in this

Agreement or

as between

any of

the Funds.

VCP shall

not exercise
any of its rights or powers in relation to the Funds to sell or transfer any Securities except pursuant to Rule 144 under the
1933 Act or another exemption from the registration requirements under the 1933 Act.

5. TRANSFER AGENT INSTRUCTIONS.
The

Securities

shall

be

issued

in

certificated

or

restricted

book-entry

form

and

shall

bear

a

restrictive

legend
substantially similar to the following:
THE

SECURITIES

REPRESENTED

BY

THIS

CERTIFICATE

HAVE

NOT

BEEN
REGISTERED UNDER

THE SECURITIES

ACT OF

1933, AS

AMENDED, OR

APPLICABLE
STATE

SECURITIES

LAWS.

THE

SECURITIES

HAVE

BEEN

ACQUIRED

FOR
INVESTMENT

AND

MAY

NOT

BE

OFFERED

FOR

SALE,

SOLD,

TRANSFERRED

OR
ASSIGNED IN

THE ABSENCE

OF AN

EFFECTIVE REGISTRATION STATEMENT FOR THE
SECURITIES

UNDER

THE

SECURITIES

ACT

OF

1933,

AS

AMENDED,

OR

APPLICABLE
STATE

SECURITIES

LAWS,

UNLESS

SOLD

PURSUANT

TO:

(1)

RULE

144

UNDER

THE
SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL,
IN A CUSTOMARY FORM,

THAT REGISTRATION

IS NOT REQUIRED UNDER SAID ACT
OR APPLICABLE STATE

SECURITIES LAWS.
6. CERTAIN DEFINED TERMS.
For purposes of this Agreement, the following terms shall have the following meanings:
(a) “ 1933 Act ” means the Securities Act of 1933, as amended.
(b) “ Beneficially Own ”
shall have

the meaning

set forth

in Rule 13d-3

of the

rules and

regulations promulgated
under the Securities Exchange Act of 1934, as amended.
(c) “ Business Day
” means any day,

other than a Saturday,

Sunday or day on which banks

are not generally
open for business in the Republic of South Africa or the United States, on which the Principal Market is open for trading during normal trading hours (i.e., 9:30 a.m. to 4:00 p.m. Eastern Time), including any day on which the Principal Market is open for trading for a period of time less than the customary time.
(d) “ Closing ” shall have the meaning set forth in the Sale Agreement.
(e) “
Eastern

Time
”

means

the

time

of

the

fifth

time

zone

west

of

Greenwich,

England

that

includes

the
eastern United States.
(f) “ Event of Default ” shall have the meaning set forth in the agreements containing the Loan Facilities.
(g) “ Facility G
” means the Rand-denominated

bullet facility in an

aggregate amount equal to

R750,000,000.
(h) “ Facility H
” means the Rand-denominated

bullet facility in an aggregate

amount equal to R350,000,000.
(i) “ Funds
” means

– The

Value

Capital Partners

H4 QI

Hedge Fund

Scheme, Sentinel

Retirement Fund,
Standard

Bank

Group

Retirement

Fund,

Firstrand

Retirement

Fund,

Eskom

Pension

and

Provident

Fund,

Telkom
Retirement Fund, and any other entities/funds that may engage VCP as an investment manager

from time to time.
(j) “ Loan Facilities ” means the Facility G and Facility H.
(k) " Longstop Date " shall have the meaning set forth in the Sale Agreement.
(l) “ Maturity Date
” means the date

occurring eighteen (18)

months after the

first utilisation date under

each
Loan Facility.
(m) “ Person
” means

an individual

or

entity

including any

limited

liability company,

a

partnership, a

joint
venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
(n) “ Principal Market ” means the NASDAQ Global Select Market.
(o) “
Requisite

Stockholder

Approval
”

means

the

approval

by

the

holders

of

Common

Stock

of

the
Company for

the issuance

of shares

of Common

Stock in

excess of

the Share

Cap in

accordance with

the rules

of The
Nasdaq Stock Market LLC.
(p) “
Sale

Agreement
”

means

the

Sale

of

Shares

Agreement,

dated

October

31,

2021,

by

and

among

the
Company, Net1 SA, Old Mutual Life Assurance Company (South Africa) Limited, Lirast (Mauritius) Company Limited,

SIG International Investment (BVI) Limited,

Aldgate International Limited,

Ivan Michael Epstein,

PFCC (BVI) Limited,
PCF

Investments

(BVI)

Limited,

Ovobix

(RF)

Proprietary

Limited,

Luxanio

227

Proprietary

Limited,

Vista

Capital
Investments Proprietary Limited, Vista

Treasury Proprietary

Limited,

K2021477132 (South Africa) Proprietary

Limited
and Cash Connect Management Solutions Proprietary Limited.
(q) “ SEC ” means the U.S. Securities and Exchange Commission.
(r) “ Share Cap
” means a number of shares of Common Stock equal to (i) the product of

(x) 0.1999 and (y)
57,687,092

(subject

to

adjustment

in

the

event

of

a

stock

split,

stock

dividend,

combination

or

other

proportionate
adjustment) minus (ii) the number of shares of Common Stock to be issued pursuant to the Sale Agreement to the Sellers
(as defined therein).
(s) “ Transfer Agent
” means JSE Investor Services

(Pty) Ltd or such other

person who is then

serving as the
Transfer Agent for the Company in respect of the Common Stock.
7. MISCELLANEOUS.
(a)
Governing Law; Jurisdiction;

Jury Trial.

The corporate

laws of the

State of Florida

shall govern all

issues
concerning

the

relative

rights

of

the

Company

and

its

shareholders.

All

other

questions

concerning

the

construction,
validity,

enforcement and

interpretation of

this Agreement

shall be

governed by

the

internal laws

of

the State

of

New
York

,

without giving effect to any choice of law

or conflict of law provision or rule

(whether of the State of New York or
any other jurisdictions) that

would cause the application

of the laws of any

jurisdictions other than the

State of New York.

Each party

hereby irrevocably

submits to

the exclusive

jurisdiction of

the state

and federal

courts sitting

in New

York,
New York

,

for the adjudication of any dispute hereunder or

in connection herewith, or with any transaction

contemplated
hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not

personally subject to the jurisdiction of any

such court, that such suit, action

or proceeding is brought
in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Each party hereby irrevocably
waives personal service of process and

consents to process being served in

any such suit, action or proceeding

by mailing
a copy thereof to

such party at the

address for such notices

to it under this

Agreement and agrees that

such service shall
constitute good and sufficient service of process and notice thereof.

Nothing contained herein shall be deemed

to limit in
any

way

any

right

to

serve

process

in

any

manner

permitted

by

law.

EACH

PARTY

HEREBY

IRREVOCABLY
WAIVES

ANY

RIGHT

IT

MAY

HAVE,

AND

AGREES

NOT

TO

REQUEST,

A

JURY

TRIAL

FOR

THE
ADJUDICATION OF

ANY DISPUTE HEREUNDER OR

IN CONNECTION HEREWITH

OR ARISING OUT
OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(b)
Counterparts.

This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party
and

delivered

to

the

other

party;

provided that

a

facsimile

or

pdf

(or

other

electronic

reproduction) signature

shall

be
considered due execution

and shall be binding

upon the signatory

thereto with the same

force and effect as

if the signature
were an original, not a facsimile or PDF (or other electronic reproduction)

signature.
(c)
Headings.

The headings of this

Agreement are for

convenience of reference and

shall not form

part of,
or affect the interpretation of, this Agreement.
(d)
Severability.

If any

provision of

this Agreement

shall be

invalid or

unenforceable in

any jurisdiction,
such invalidity or unenforceability

shall not affect the

validity or enforceability of

the remainder of this Agreement

in that
jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
(e)
Entire Agreement.

This Agreement supersedes all other

prior oral or written agreements

between VCP,
the Funds,

the Company,

their affiliates

and persons acting

on their

behalf with respect

to the matters

discussed herein,
including the

Heads of

Agreement among the

parties hereto,

and this

Agreement and

the instruments

referenced herein
contain

the

entire

understanding

of

the

parties

with

respect

to

the

matters

covered

herein

and

therein

and,

except

as
specifically set

forth herein

or therein,

neither the

Company nor

VCP makes

any representation,

warranty,

covenant or
undertaking with respect to such matters.

Each of the Company and VCP acknowledges and agrees that it has not relied
on, in any manner whatsoever,

any representations or statements, written or oral,

other than as expressly set forth

in this
Agreement.
(f)
Notices.

Any notices,

consents or

other communications

required or

permitted to

be given

under the

terms
of

this

Agreement

must

be

in

writing

and

will

be

deemed

to

have

been

delivered:

(i)

upon

receipt,

when

delivered
personally;

(ii)

upon

receipt,

when

sent

by

facsimile

(provided

confirmation

of

transmission

is

mechanically

or
electronically generated

and kept

on file

by the

sending party);

or

(iii) upon

receipt, when

sent by

electronic message

(provided

the

recipient responds

to

the

message

and

confirmation

of

both

electronic

messages

are

kept

on

file

by

the
sending party); in each

case properly addressed to

the party to receive

the same.

The addresses and facsimile

numbers for
such communications shall be:
If to the Company or Net1 SA:
Net1 UEPS Technologies, Inc.

President Place, 4th Floor,
Nr. Jan Smuts Avenue

and Bolton Road,
Rosebank, Gauteng, RSA
Telephone: 011

343 2000

Attention: Alex Smith
Email: alex.smith@net1.com
With a copy (which shall not constitute notice) to:
McDermott Will & Emery LLP

444 West Lake Street, Suite 4000
Chicago, IL 60606-0029

Telephone: 1 312 984 7617

Facsimile: 1 312 984 7700

Attention: Eric Orsic

Email: eorsic@mwe.com

and

McDermott Will & Emery UK LLP

110 Bishopsgate
London EC2N 4AY
United Kingdom
Telephone: 44 20 757 6900
Facsimile: 44 20 7577 6950
Attention: Stuart Mathews

Email: smathews@mwe.com
If to VCP:
Value

Capital Partners Proprietary Limited
Rosebank Link, 8th Floor,

173 Oxford Road, Rosebank,
2196, Gauteng, RSA

Telephone: 27 10 060 0800

Attention: Sherleen Pather

Email: sherleen@valuecapital.co.za
or at

such other

address and/or

facsimile number

and/or to

the attention

of such

other person

as the

recipient party

has
specified by

written notice

given to

each other

party at

least one

(1) Business

Day prior

to the

effectiveness of

such change.

Written

confirmation

of

receipt

(A)

given

by

the

recipient

of

such

notice,

consent

or

other

communication,

(B)
mechanically

or

electronically

generated

by

the

sender’s

facsimile

machine

containing

the

time,

date,

and

recipient
facsimile number,

or (C) electronically generated

by the sender’s

electronic mail containing the

time, date and

recipient
email address, shall be rebuttable evidence of receipt in accordance with clause

(i), (ii) or (iii) above, respectively.
(g)
Successors and Assigns.

This Agreement shall

be binding upon

and inure to

the benefit of the

parties and
their

respective

successors

and

assigns.

The

Company

shall

not

assign

this

Agreement

or

any

rights

or

obligations
hereunder without the

prior written consent

of VCP,

including by merger

or consolidation; provided,

however, that

any
transaction,

whether

by

merger,

reorganization,

restructuring,

consolidation,

financing

or

otherwise,

whereby

the
Company remains the

surviving entity immediately

after such transaction

shall not be

deemed a succession

or assignment.

Neither VCP nor the Funds may assign its rights or obligations under this Agreement.

(h)
Third Party

Beneficiaries.

FirstRand Bank

Limited, a

public company

incorporated in

the Republic

of
South Africa,

acting through

its Rand

Merchant Bank

Division (“
RMB
”), is

an intended

third party

beneficiary of

the
rights granted

to the

Company herein.

Except as

set forth

in the

preceding sentence,

the parties

hereby agree

that their
respective representations, warranties and covenants

set forth herein are

solely for the

benefit of the

other parties hereto
and their successors and permitted assigns, in accordance with and subject to the terms of this Agreement, and nothing in
this Agreement, express or implied, is intended to, and

does not, confer upon any person other than the parties

hereto and
their respective successors and permitted assigns any rights or remedies hereunder or any rights to enforce any provision of this Agreement.
(i)
Further Assurances.

Each party shall do

and perform, or cause

to be done and

performed, all such further
acts and things,

and shall execute

and deliver all

such other agreements,

certificates, instruments and

documents, as the
other party may reasonably request

in order to carry out the

intent and accomplish the purposes

of this Agreement and

the
consummation of the transactions contemplated hereby.
(j)
Termination.

Unless otherwise agreed by

the parties hereto,

this Agreement may

be terminated only

as
follows:
(i)
This Agreement shall automatically terminate on

the date that the

Company sells and the Funds
purchase the Securities as provided herein, without any action or notice on the part of any party and without any
liability whatsoever of any party to any other party under this Agreement.
(ii)
This Agreement shall automatically

terminate in the event

that Facility G and Facility

H are fully
settled.
(iii) This Agreement shall automatically terminate at 11:59 p.m. South African Standard Time on the
Longstop Date (initially being May

31, 2022)

if the conditions precedent set

forth in Section 1(a)

have not been
fulfilled by such date.
(iv)
The representations

and warranties

of the

Company and

VCP contained

in Sections

2 and

3 hereof
and the agreements and

covenants set forth in

Sections 4(g) and 7,

and the provisions of

Section 6 shall

survive
any termination of this Agreement.

(k)
No Strict Construction.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
(l)
Failure or

Indulgence Not

Waiver.

No failure

or delay

in the

exercise of

any power,

right or

privilege
hereunder shall operate as

a waiver thereof,

nor shall any single

or partial exercise of

any such power,

right or privilege
preclude other or further exercise thereof or of any other right, power or privilege.
* * * * *

IN WITNESS WHEREOF
, VCP,

Net1 SA and

the Company have caused

this Securities Purchase Agreement
to be duly executed as of the date first written above.
COMPANY :
NET1 UEPS TECHNOLOGIES, INC.
By:

Name:

Title:

NET1 SA :
NET1 APPLIED TECHNOLOGIES SOUTH AFRICA
PROPRIETARY LIMITED
By:

Name:

Title:
VCP AND THE FUNDS :
VALUE

CAPITAL PAR

TNERS PROPRIETARY LIMITED, FOR
ITSELF AND IN ITS CAPACITY AS INVESTMENT MANAGER
OF THE FUNDS
By:

Name:

Title:

EXHIBIT A
Amendment No. 2 to the Cooperation Agreement